 Investor Presentation  April 2021

 2  The information contained in this presentation does not constitute or form part of, and should not be construed as, any offer or sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Telos Corporation (the “Company”) will only make such an offer or sale pursuant to an automatically effective registration statement with the Securities and Exchange Commission (the “SEC”) and related prospectus. Before you invest, you should read the registration statement, and in particular the “Risk Factors” contained or incorporated by reference therein for more complete information about the Company and the proposed offering. Once it is filed, you may obtain the registration statement for free by visiting EDGAR on the SEC website at www.sec.gov. Other than statements of historical fact, all information contained in this presentation, including statements regarding the Company’s future operating results and financial position, its business strategy and plans, product, service, and technology offerings, market growth and trends, and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, and similar expressions and variations thereof. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s periodic filings with the SEC and in the registration statement that the Company will or has filed with the SEC for the offering to which this presentation relates. Moreover, the Company operates in a very competitive and rapidly changing environment, the new risks emerge from time to time. It is not possible for the Company to predict all risks, nor can it assess the effect of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.You should not rely on forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on the Company’s internal sources. While the Company believes the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information.The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products or services.This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measure to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Please see the appendix for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents and for the calculation of certain other financial metrics.  Disclaimer

 John Wood(President, CEO, and Chairman)  Joined Telos as EVP and COO in 1992; named President and CEO in 1994 Formerly worked in finance for Dean Witter Reynolds, and UBS Securities    Michele Nakazawa(EVP and CFO)  Joined Company in 2004 as VP and Controller; named CFO in 2005Former experience includes senior financial leadership roles with Ubizen, National Security Analysts, and Federal Systems Division of IBM    Edward Williams(EVP and COO)  Joined Company in 1992 as SVP responsible for finance, pricing, purchasing, and Defense Contract Audit Agency compliance; named COO in 2000; also served as CFO 2003-2005Formerly served as CFO at US Government contractors Centel Federal Systems and M/A.com Information Systems    Richard Tracy(SVP, CSO, and CTO)  Joined Company in 1986; appointed SVP and Chief Security Officer in 2005Co-invented Xacta in 2000 and principal inventor named on five issued-patents involving security risk and compliance management    3  Senior Management Team

Update and Highlights

- **4Q 2020 and FY 2020 Earnings**
  - 4Q 2020 – Revenue of $44.9MM; AEBITDA (loss) of ($2.6MM)
  - FY 2020 – Revenue of $179.9MM; AEBITDA of $11.4MM[1]
- **FBI** — $13.5MM contract for Xacta
- **PHL** — Background check renewal for Telos ID
- **SSA** — Option renewal for Xacta
- **Omnilert** — Telos Ghost
- **Johnson Controls** — Partnership with Telos Ghost
- **Zscaler** — Xacta selected for FedRAMP and DoD authorizations
- **Investments in Sales and Marketing** — Troy Bertram among 25+ new hires
- **$75MM of New Awards in 1Q 2021**
- **First Quarter 2021 Guidance**
  - Revenue in the range of $49 million to $52 million, an improvement of 9%-16% compared to 4Q 2020
  - AEBITDA (loss) in the range of ($1.7) million to ($1.9) million
- **Full Year 2021 Guidance**
  - Revenue in the range of $283 million to $295 million, an improvement of 57%-64% compared to 2020
  - AEBITDA in the range of $33 million to $36 million, an improvement of 190%-216% compared to 2020

Telos

1) Adjusted EBITDA is a non-GAAP figure. For reconciliation, see slide 30.

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Premier Provider of Software-based Solutions for the World's Most Security Conscious Customers

Telos Security Solutions consistently deliver more efficient, more effective, and more secure operating environments

- Endorsed by marquee intelligence community customers with growing commercial market penetration

Large and fast growing total addressable market (TAM) – $80B+[1]

- Driven by ongoing cloud adoption and growing security needs in both government and commercial channels

Clear visibility into rapidly accelerating, 85%+ recurring revenue growth

- Growth inflection fueled by key long-term contract wins for Telos' identity management and cyber misattribution solutions

Improving revenue mix and operating leverage to drive significant margin expansion

- Scalable platform delivers strong free cash flow conversion

1) Based on Telos management estimates

Telos

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Telos Snapshot

Recently-Awarded, Long-Term Security Solutions Contracts to Accelerate Revenue Growth



61% YoY
19% CAGR
$108
$138
$159
$180
$289
Revenue ($MM)
2017
2018
2019
2020
2021 Guidance[3]
Secure Networks
Security Solutions

Intellectual Property
- 3,000+ man-years of IP[1]
- 60% of employees with Clearance

Revenue Profile
- 85% recurring[2]
- 50% sole source / limited competition[1]

350+ Customers



Microsoft
CMS
amazon
rackspace technology
Raytheon Technologies
salesforce
TSA Pre✓
Symantec
zscaler
LOCKHEED MARTIN
verizon

Note: Reflects fiscal year ended December 31
1) Based on Telos management estimates
2) Approximate recurring revenue for each of the last three years
3) 2021 Guidance represents midpoint of management range of $283-$295MM

Telos
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Unique Solution Set Addressing Urgent Customer Needs

Segment	Solution	Description	Share
Security Solutions	XACTA	Governance risk and compliance solution that facilitates cloud migration	81% of 2020 Gross Profit
	TELOS GHOST	Mis-attribution obfuscation solution that protects user information and location	
	IDTrust360	Trusted identity solutions	
	AMHS	Secure message and archive system for the government	
Secure Networks	Telos Secure Networks	Operation / defense of networks and cyber ops	19% of 2020 Gross Profit

Telos

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Telos is at the Forefront of Security Solution Development

1994

Common Access Card ("CAC")
Largest biometric application in the government

2016

Xacta partnership with Amazon Web Services to provide cloud solution to the CIA

2018

U.S. Census Bureau contract
(1MM total enumerators w/in 4 mo. at 1,100 physical service centers)

2018

Telos Ghost launched to shield communications, transactions, and networks

2019

Microsoft Azure partnership to optimize Xacta cyber risk management for sovereign and critical infrastructure clouds

2019

Telos Ghost wins $39MM contract with classified government customer; converting to program of record

2020

TSA PreCheck & Center for Medicare & Medicaid Services contract wins
(10-year contracts)

2021

Zscaler to use Xacta for management and automation of FedRAMP and DoD authorizations

Telos

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   9  Marquee Customers

 Land and Expand  The Sixteenth Air Force expanded their license from Top Secret to now include SecretThe U.S. Social Security Administration upgraded to an enterprise-wide license, and as we recently announced, they also exercised the first option year of this contractThe U.S. Department of Energy’s Office of Intelligence and Counterintelligence moved to full enterprise licensingThe U.S. Environmental Protection Agency expanded to an enterprise-wide license            10

Demand for Telos' Security Solutions Has Never Been Greater

4.1B Exposed records from data breaches in 1H19

$8.6MM Average cost of data breach in U.S. as of 2019

954K Average web attacks blocked per day

280 Average days to identify & contain a breach



Key Security Solutions Expanding TAM ($B)[1]
14.0% CAGR
$81.3
$136.6
Xacta
Telos Ghost
Telos ID

Sources: Comparitech, Symantec Internet Security Threat Report 2019, Cyber Risk Analytics 2019 MidYear Data Breach Report, IBM 2020 Cost of a Data Breach Report

1) Based on Telos management estimates

Telos 11

 Investing in Sales and Marketing                                                                                      New Hires and Industry Leading Experience      Foundations of the Channel  12    Security Solutions  Security Solutions

 13  Xacta accounts for common, shared, and customer specific controls        On-premises  Hybrid  Cloud / Multi Cloud  Operationalizes complex frameworks and required reporting  Compliance Data Sharing  Continuous Monitoring  GRC Workflow  Automates security compliance activities through inheritance & control mapping  Delivers constant and real-time visibility into cyber risks and compliance status  Multi-Cloud Capability  Industry-Leading Cyber Risk & Compliance Management  Xacta solution enables customers’ cloud journeys  Security Solutions  Security Solutions

       14  Reduced Onboarding Time, Continuous Monitoring, and “Referenceability” Drive Customer Adoption          Commercial SaaSCompanies  U.S. Governmental Agencies  C2S/CIA  Secure Networks  Security Solutions  Security Solutions

       15  Sources: Gartner, RightScale  Worldwide Public Cloud Service Revenue$ in Billions  Public Cloud Adoption% of All Respondents    14% CAGR  Rick Trinidad, Worldwide Public Sector, AWS  “With Xacta’s…inheritance and provider project features and capabilities, AWS expects a dramatic increase in efficiencies and effectiveness in completing ATOs, in some cases up to 90% faster.”  AWS and Microsoft Azure Partnerships    “We recognize the value of Xacta in addressing the unique compliance needs of our customers, and we’re working with them to accelerate development time and bring this cyber risk management solution directly to Microsoft Azure users.”  Lily Kim, General Manager, Azure Global at Microsoft  Security Solutions  Security Solutions

      Prospective & Pending  Current      Cloud customers and partners use Xacta to automatically inherit common compliance data    Automated inheritance accelerates cloud adoption and creates incremental demand for Xacta solution        Cloud infrastructure owners share control information with partners and customers via Xacta  Automated inheritance accelerates workload migration by operationalizing shared security and enabling reciprocity  Cloud provider customer relationships create channel to sell Xacta into new organizations  16  Inheritance Creates Channel Partnerships to Drive Incremental Revenue   Security Solutions  Security Solutions

 Encrypted communications, storage and applications  Private Network Access  Private Web Access  Cloaked Services  Secure, private network in the cloud  Anonymous worldwide internet access  17  Reduce Attack Surface, Hide Digital Exhaust & Disguise Identity  You can’t attack what you can’t see  Security Solutions  Security Solutions

IDTrust360

Advancing Capabilities & Proven Validation Driving New Customer Wins

Security Solutions

DMDC
Military ID

- Provider of the largest identity application in the US Government – Military ID (CAC)
- Biometric capture
- Smart cards

FBI
Fingerprint Capture

- SaaS biometric web capture
- Pre-employment screening
- Identity vetting

TSA - Airports
Employee Vetting

- Continuous monitoring of airport employees – Security Threat Assessment
- Fingerprint capture and FBI records check
- 100+ significant airports, airlines, general aviation customers

PreCheck & CMS Wins

- TSA PreCheck™ Enrollment Provider – 2MM new members per year over 10-year contract[1]
- Provider Enrollment & Oversight (PEO) contract holder
- Background checks for 1.5MM Centers for Medicare & Medicaid (CMS) health providers each year[1]

1) Based on Telos management estimates derived from customer / sponsor contract assumptions

Telos

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Security Solutions

IDTrust360 Cloud Business


Enrollment Centers
Technology Support Center
Customer Applications
Customer Service
Core Services
Cloud Apps
Adjunction &
Onboarding
Cloud Apps Outside ATO
Test & Staging
NOC/SOC Infrastructure
aws
IDTrust360
Deltek
now
Amazon Connect
Office 365
tenable.io
PaysGOV.US
PerSEC express
splunk>
phantom
PRTG

Fully integrated suite of Telos ID and commercial services for identity verification, enrollment, fingerprinting, insider threat management, biometric matching, and personnel security

Affiliated Service Providers

IDTrust360 has direct interfaces to:

- The FBI's criminal records
- DHS's terrorist watch list
- Treasury's pay.gov
- Other government identity risk management systems
- Numerous commercial identity, intelligence, and risk-based data sources

Telos
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Secure Networks

Secure Mobility and Network Management / Defense

Secure Mobility Solutions

- **Productivity** — Mobile / remote access
- **Coverage** — Seamless roaming between Wi-Fi and cellular on any device, anywhere
- **Cost Savings** — Single integrated enterprise mobility management solution
- **Efficiency** — Simplify the process of updating devices with the most recent version of apps and content
- **Security** — Centrally managed security policy

Network Management Solutions

- **Network Operations** — Situational awareness of networks, including users, systems and security posture
- **Network Maintenance** — Preventive maintenance, troubleshooting and repairs
- **Defensive Cyber Operations** — Real-time threat monitoring, analysis and remediation

Telos

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 Financial Highlights & Objectives  21

 TSA PreCheck – $1.7B+1 total 10-year contract potentialCMS – $2.0B2 total 10-year contract potentialU.S. Govt Ghost Customer – $39MM1 with significant upside with program of recordSecurity Solutions / Secure Networks – $34MM new one year contract  Key New Contract Wins  Note: Reflects fiscal year ended December 31Based on Telos management estimates derived from customer / sponsor contract assumptionsReflects contract ceiling   Note: Reflects fiscal year ended December 31Note: Adj. EBITDA margin reflected on an enterprise basis, before adjustments for the Non-Controlling InterestsBased on Telos management estimates derived from customer / sponsor contract assumptionsReflects contract ceiling 2018 Adj. EBITDA further adjusted to exclude one-time benefit of $6.8MM associated with increased billing rate for certain government contracts2021 Guidance represents midpoint of management ranges of $283-$295MM in revenue and $33-$36MM in Adj. EBITDA  6.6%Adj. EBITDA Margin  10.5%Adj. EBITDA Margin  3.7%Adj. EBITDA Margin  6.3%Adj. EBITDA Margin  0.1%Adj. EBITDA Margin  22  Accelerating Revenue Growth and Expanding Margins   $180  $289    19% CAGR    61%YoY  $108  $138  $159  4  3

   Assets    Current1           Pro Forma      Cash  $106.0          $128.9                        Finance Lease Obligations  15.6          15.6      Total Debt  $15.6          $15.6                        Common Stock2  $2,138.4          $2,173.4                        Total Debt and Equity  $2,154.1          $2,189.0    ($in MM)  23  Pro Forma Capitalization  As of 12/31/2020Reflects basic shares outstanding. Share price as of 3/24/2021.

 Grow revenue & expand margins by building robust sales channels  Target & replace inefficient legacy products withinorganizations  Leverage diverse Security Solutions to expand commercial market presence  Extend Security Solutions platform & ecosystem to capitalize on massive scalability  Broaden existing reach within U.S. federal government vertical  Exploit increasing demand for NIST and other cybersecurity frameworks  Expand international footprint through channel partners  Note: Increasing demand for NIST framework identified as a near-term growth opportunity for Xacta and Ghost  24  Growth Strategies  Pursue targeted tuck-in acquisitions to complement organic growth

       Revenue  $1B      Gross Margin  50%      Adj. EBITDA Margin  30%      Free Cash Flow  $150MM  25  This is a forward-looking statement. Please refer to forward-looking statement disclaimer on page 2.  Long-Term Aspirational Goals1

Investment Highlights

Premier provider of software-based solutions for the world's most security conscious customers

- 3,000+[1] man-years invested in technology development

Telos Security Solutions consistently deliver more efficient, more effective, and more secure operating environments

- Endorsed by marquee intelligence community customers with growing commercial market penetration

Large and fast growing total addressable market (TAM) – $80B+[1]

- Driven by ongoing cloud adoption and growing security needs in both government and commercial channels

Clear visibility into rapidly accelerating, 85%+ recurring revenue growth

- Growth inflection fueled by key long-term contract wins for Telos' identity management and cyber misattribution solutions

Improving revenue mix and operating leverage to drive significant margin expansion

- Scalable platform delivers strong free cash flow conversion

1) Based on Telos management estimates

Telos
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 Appendix  27

   28  Historical Income Statement  ($ in thousands)     FY 2019    FY 2020    Revenue    $159,218     $179,917                 Costs and Expenses                          Cost of Sales  106,874     117,497                   Selling, General & Administrative Expenses  47,319     62,123                 Operating Income    $5,025     $297     Other Income (Expenses)              Gain on redemption of public preferred stock   –      14,012       Non-Operating Income  201     (255)       Interest Expense  (7,467)    (7,259)    (Loss) Income before Taxes    ($2,241)    $6,795      Benefit (Provision) for Taxes    104     46                 Net (Loss) Income    ($2,137)    $6,841                  Less: Non-Controlling Interest    (4,264)    (5,154)    Net Income (Loss) Attributable to Telos Corporation    ($6,401)    $1,687

   29  Adjusted EBITDA Reconciliation  ($ in thousands)      FY 2019    FY 2020                  Net income (loss) attributable to Telos Corporation      ($6,401)    $1,687                  Non-controlling interest      4,264    5,154                  Non-operating income      (201)    (20)                  Interest Expense      7,467    7,259                  (Benefit) provision for income taxes      (104)    (46)                  Depreciation and amortization      4,972    5,353                  Enterprise EBITDA      $9,997    $19,387                  Transaction related gains/losses/expenses          (8,007)                  Stock-based compensation expense          4                  Adjusted EBITDA      $9,997    $11,384

Telos Solution Set Detail

Customer Need / Pain Point	Telos Solution	Solution Capabilities
• Time, cost, effort of cyber risk and compliance management • Compliance as an obstacle to cloud adoption • Audit fatigue – many standards	XACTA	• Automated cyber risk management workflow • Inheritance and control mapping • Automated continuous monitoring
• Massive financial, reputational, and personal consequences for breaches of mobile / digital assets	TELOS GHOST	• Secure mobile access anywhere • Security through encryption and obfuscation • Virtual obfuscation network-as-a-service with encryption and managed attribution
• Reliance on inefficient identity trust applications • Identifying fraud and mitigating the impact of fraudulent activities • Protection of employee and customer identity data	IDTrust360	• Digital risk management platform offering enterprise identity and scalable security solutions • Omni-channel services leveraging tech partners • Integrated suite of advanced services modernizing management of threats and privacy of sensitive data
• Requirement for secure communications with certainty of delivery and non-repudiation functionality	AMHS	• Web-based; full spectrum of messaging systems • Routes incoming messages and creates archive
• Continuous need to protect enterprise networks	Telos Secure Networks	• Solutions across and beyond the enterprise • Operation / defense of networks and cyber ops

Telos

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